UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2004

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

         New York                      1-9493                  13-5670050
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

     105 Corporate Park Drive
       White Plains, New York                                  10604
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 -- Paxar Corporation Press Release, issued April 27, 2004.

Item 12. Results of Operations and Financial Condition.

         On April 27, 2004, Paxar Corporation issued a press release announcing its first-quarter fiscal year 2004 earnings. A copy of Paxar's press release is attached to this report as Exhibit 99.1 and incorporated by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAXAR CORPORATION
                                      (Registrant)


Date: May 11, 2004                    By:  /s/ Larry M. Segall
                                          --------------------------------
                                               Larry M. Segall
                                               Vice President & Controller